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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 24, 2004

                            WHITEHALL JEWELLERS, INC.
             (Exact name of Registrant as Specified in Its Charter)

          Delaware                      0-028176                 36-1433610
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


155 North Wacker Drive, Suite 500, Chicago, Illinois               60606
     (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's Telephone Number, Including Area Code: 312-782-6800

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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Item 7. Financial Statements and Exhibits.

(c)   Exhibits

      99.1 Slide Presentation given at Annual Meeting of Shareholders on June 24, 2004.

Item 9. Regulation FD Disclosure.

      On June 24, 2004, the Company provided a slide presentation at its annual shareholder meeting held on June 24, 2004. A copy of the slide presentation used at the annual shareholder meeting is attached to this Current Report on Form 8-K as Exhibit 99.1 and is being furnished pursuant to Item 9, and shall not be deemed to be "filed" for any purpose.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WHITEHALL JEWELLERS, INC.
                                           (Registrant)


                                    By:  /s/ John R. Desjardins
                                         ----------------------------------
                                         John R. Desjardins
                                         Executive Vice President
                                         and Chief Financial Officer

Date: June 24, 2004
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                                  EXHIBIT INDEX

      The following exhibit is furnished herewith as noted below.

    Exhibit No.                                      Exhibit
    -----------                                      -------
       99.1                     Slide Presentation given at Annual Meeting
                                of Shareholders on June 24, 2004.